UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
AMENDMENT NO. 3
TO
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
January 3, 2007
Date of Report (Date of earliest event reported)
Smith & Wesson Holding Corporation
(Exact Name of Registrant as Specified in Charter)

Nevada	001-31552	87-0543688

(State or Other	(Commission File Number)	(IRS Employer
Jurisdiction of Incorporation)		Identification No.)
2100 Roosevelt Avenue
Springfield, Massachusetts
01104
(Address of Principal Executive Offices) (Zip Code)
(800) 331-0852
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-23.3
EX-99.1(a)

Explanatory Note
     On January 3, 2007, Smith & Wesson Holding Corporation (the “Company”) filed a Form 8-K (the “Original Filing”) under Item 2.01 to report the completion of its acquisition of Bear Lake Acquisition Corp. and its subsidiaries, including Thompson/Center Arms Company, Inc. On February 12, 2007, the Company filed Amendment No. 1 to the Original Filing to provide the financial information required by Items 9.01(a) and (b). On March 28, 2007, the Company filed Amendment No. 2 to the Original Filing to revise the unaudited pro forma consolidated statements of income for the year ended April 30, 2006 and to file the unaudited pro forma statements of income and comprehensive income for the nine months ended January 31, 2007. The Company is filing this Amendment No. 3 to the Original Filing to file the audited historical financial statements of Bear Lake Acquisition Corp. and its subsidiaries for the year ended December 31, 2006.
Item 9.01. Financial Statements and Exhibits.
(a)	Financial Statements of Business Acquired.
(i) The historical consolidated financial statements of Bear Lake Holdings, Inc., for the year ended December 31, 2003, for the period January 1, 2004 through December 5, 2004, and Bear Lake Acquisition Corp. for the period December 6, 2004 through December 31, 2004 and year ended December 31, 2005 were previously filed as Exhibit 99.1 on February 12, 2007.
(ii) The historical consolidated financial statements of Bear Lake Acquisition Corp. as of and for the year ended December 31, 2006 are filed herewith as Exhibit 99.1(a).
(b)	Pro Forma Financial Information.
The unaudited pro forma combined financial statements of Smith & Wesson Holding Corporation for the twelve months ended April 30, 2006 and for the nine months ended January 31, 2007, giving effect to the acquisition of Bear Lake Acquisition Corp., were previously filed as Exhibit 99.2 on March 28, 2007.
(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits.

Exhibit
Number	Exhibits
*23.1	Consent of Nathan Wechsler & Company, PA.

*23.2	Consent of Grant Thornton LLP to Exhibit 99.1.

23.3	Consent of BDO Seidman, LLP

Exhibit
Number	Exhibits
*99.1	The historical consolidated financial statements of Bear Lake Holdings, Inc., for the year ended December 31, 2003, for the period January 1, 2004 through December 5, 2004, and Bear Lake Acquisition Corp. for the period December 6, 2004 through December 31, 2004 and year ended December 31, 2005.

99.1 (a)	The historical consolidated financial statements of Bear Lake Acquisition Corp. and its subsidiaries as of and for the year ended December 31, 2006.

*99.2	The unaudited pro forma combined financial statements of Smith & Wesson Holding Corporation for the twelve months ended April 30, 2006 and for the nine months ended January 31, 2007, giving effect to the acquisition of Bear Lake Acquisition Corp.

*	Previously filed.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMITH & WESSON HOLDING CORPORATION
Date: June 21, 2007	By:	/s/ John A. Kelly
John A. Kelly
President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit
Number	Exhibits
* 23.1	Consent of Nathan Wechsler & Company, PA.

* 23.2	Consent of Grant Thornton LLP to Exhibit 99.1.

23.3	Consent of BDO Seidman, LLP

* 99.1	The historical consolidated financial statements of Bear Lake Holdings, Inc., for the year ended December 31, 2003, for the period January 1, 2004 through December 5, 2004, and Bear Lake Acquisition Corp. for the period December 6, 2004 through December 31, 2004 and year ended December 31, 2005.

99.1(a)	The historical consolidated financial statements of Bear Lake Acquisition Corp. and its subsidiaries as of and for the year ended December 31, 2006.

* 99.2	The unaudited pro forma combined financial statements of Smith & Wesson Holding Corporation for the twelve months ended April 30, 2006 and for the nine months ended January 31, 2007, giving effect to the acquisition of Bear Lake Acquisition Corp.

*	Previously filed.